Subsequent Events	9 Months Ended
Sep. 30, 2025
Subsequent Events [abstract]
Subsequent Events
25.	Subsequent Events

●	On October 16, 2025, the note payable to RH Capital referenced in Note 13(iv) was fully settled. The settlement was funded by a tax rebate of $888,486 (AUD 1,364,385) awarded to FSD Australia by the Australian government. The funds were applied to extinguish the outstanding balance of the note, which was recorded at $674,756 as at September 30, 2025. This resulted in net proceeds of $242,000 (AUD 339,000).

●	On October 20, 2025, 53,147 warrants expired unexercised, with a strike price of $276.90.

●	On October 31, 2025, the Company filed a prospectus supplement to its effective shelf registration statement, pursuant to which it may from time to time offer and sell up to $21,225,000 of its Class B Subordinate Voting Shares through an at-the-market offering program.